UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06350
Active Assets California Tax-Free Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: June 30, 2010
Date of reporting period: December 31, 2009

Item 1 — Report to Shareholders

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Active Assets California Tax-Free Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended December 31, 2009

Market Conditions

Over the course of the reporting period, reset rates on variable rate demand notes (or VRDNs, which represent the majority of short-term tax-exempt instruments) were driven lower by refinancing, the replacement of liquidity providers that had contributed to higher reset rates by those perceived to be stronger credit providers, and a scarcity of high quality, low beta names. At the same time, continually declining short-term rates in the broader taxable market led to an influx of non-traditional (“crossover”) buyers into the tax-exempt market, further pressuring reset rates. As of December 31, 2009, the Securities Industry and Financial Markets Association (SIFMA) Index of weekly variable rate securities stood at 0.25 percent and the Bond Buyer One-Year Note Index finished the year at 0.49 percent.

Other factors beyond the aforementioned also served to keep money market fund yields low during the period. The Federal Reserve’s zero interest-rate policy had a major impact. A shortage of municipal paper eligible to be purchased by money market funds was another factor. Municipal VRDNs typically require a credit guarantee from a bank. As the banks spent much of 2009 deleveraging their balance sheets, credit guarantees became more expensive and difficult to obtain. Furthermore, taxable money market funds began purchasing tax-exempt municipal paper because yields on taxable paper have been even lower. This has exacerbated the scarcity of tax-free money market-eligible paper. Low money market fund yields during the period contributed to a migration of assets to the long end of the yield curve or to other asset classes and as a result, the tax-free money fund industry’s assets declined by 23 percent from their peak in August 2008.

Most states across the nation began 2010 facing grim budget shortfalls that could mean a repeat of the service cuts, layoffs and higher fees imposed in 2009. According to a recent study by the National Association of State Budget Officers and the National Governors Association, states’ general fund budgets passed for fiscal 2010 totaled $627.9 billion, 5.4 percent lower than the total for the 2009 fiscal year.

The California economy continued to weaken throughout the reporting period. Problems that originated in housing and mortgage finance spread to the rest of the economy, leaving few industries untouched. As employment, income and taxable sales shrank, state and local government revenues fell, putting pressure on government spending plans for coming years. The near-term outlook for the California economy is bleak. We believe the state will see a real recovery and expansion, but likely not before 2011. Until then, the challenge for the state will be to cope with the downturn and its ongoing consequences.

Performance Analysis

As of December 31, 2009, Active Assets California Tax-Free Trust had net assets of approximately $1.6 billion and an average portfolio maturity of 24 days. For the six-month period ended December 31, 2009, the Fund provided a total return of 0.01 percent. For the seven-day period ended December 31, 2009, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and −

20.25 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and −0.25 percent (non-subsidized. Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Preserving the stability and liquidity of the Fund’s assets remained our first priority throughout the reporting period. Our emphasis continued to be on managing exposure to institutions under stress. To that end, we have focused on tax-exempt securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program, and the financial strength of the supporting institutions. Additionally, our general strategy has been to maintain a relatively shorter average maturity as compared to our peer group.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 12/31/09
Variable Rate Municipal Obligations	82.6%
Municipal Notes and Bonds	9.1
Tax-Exempt Commercial Paper	8.3

MATURITY SCHEDULE as of 12/31/09
1 – 30 Days	86.8%
31 – 60 Days	4.5
61 – 90 Days	0.4
91 – 120 Days	0.0
121+ Days	8.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and California personal income taxes. The Investment Adviser seeks to maintain the Fund’s share price at $1.00. The Investment Adviser generally invests substantially all of the Fund’s assets in California municipal obligations and the Fund has a fundamental policy of investing at least 80 percent of its net assets in securities the interest on which is exempt from federal and California personal income tax. This policy may not be changed without shareholder approval. In addition, the Fund may invest up to 20 percent of its net assets in securities that pay interest income subject to the “alternative minimum tax,” and some taxpayers may have to pay tax on a Fund distribution of this income.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; distribution and service (12b-2) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/09 – 12/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			07/01/09 –
	07/01/09	12/31/09	12/31/09
Actual (0.01% return)	$1,000.00	$1,000.10	$1.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.00	$1.22

@	Expenses are equal to the Fund’s annualized expense ratio of 0.24% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.58%. These figures reflect fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.03%.

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	California Tax-Exempt Short-Term Variable Rate Municipal Obligations (82.7%)
$12,750	ABAG Finance Authority for Nonprofit Corporations, Eskaton Village-Placerville Ser 2007	0.25%	01/07/10	$12,750,000
3,490	Alameda County Joint Powers Authority, Juvenile Justice Ser 2008 A PUTTERs Ser 2927Z (AGM Insd)	0.26	01/07/10	3,490,000

	Austin Trust,
2,220	California Educational Facilities Authority University of Southern California Ser 2009 A Custody Receipts Ser 2008-1207	0.25	01/07/10	2,220,000
7,400	California Public Works Board Ser 2008 A Custody Receipts Ser 2008-1065	0.25	01/07/10	7,400,000
13,000	Los Angeles Unified School District Election 2005 Ser E Custody Receipts Ser 2008-1049 (AGM Insd)	0.28	01/07/10	13,000,000
6,525	Metropolitan Water District of Southern California Ser 2007 A Custody Receipts Ser 2008-1062	0.25	01/07/10	6,525,000
5,075	Sacramento Municipal Utility District Electric Ser 2008-U Custody Receipts Ser 2008-1134 (AGM Insd)	0.30	01/07/10	5,075,000
12,330	Santa Clara County Financing Authority Lease Ser L Custody Receipts Ser 2008-3011X & 3012X	0.25	01/07/10	12,330,000

	Bay Area Toll Authority,
37,800	San Francisco Bay Area Toll Bridge Ser A2	0.17	01/07/10	37,800,000
2,600	San Francisco Bay Area Toll Bridge Ser B-1	0.19	01/07/10	2,600,000
4,500	San Francisco Bay Area Toll Bridge Ser D-1	0.20	01/07/10	4,500,000
9,000	San Francisco Bay Area Toll Bridge Ser G-1	0.22	01/07/10	9,000,000
6,245	BB&T Municipal Trust, California Department of Water Resources 2008 Subser AE Floater Certificates Ser 28	0.23	01/07/10	6,245,000
7,260	California Department of Water Resources, Power Supply Ser 2005 F Subser G-2	0.20	01/07/10	7,260,000

	California Educational Facilities Authority,
10,900	California Institute of Technology 2006 Ser A	0.21	01/07/10	10,900,000
11,000	California Institute of Technology Ser 1994	0.21	01/07/10	11,000,000
5,465	California Lutheran University Ser 2004 A	0.28	01/07/10	5,465,000

	California Health Facilities Financing Authority,
12,000	Adventist Health System/West 2002 Ser A	0.18	01/04/10	12,000,000
6,200	Adventist Health System/West Ser 2009 B	0.20	01/04/10	6,200,000
51,835	Kaiser Permanente Ser 2006 C	0.20	01/07/10	51,835,000
20,280	Scripps Health Ser 2008 C	0.21	01/07/10	20,280,000
4,270	Scripps Health Ser 2008 F	0.17	01/07/10	4,270,000
28,695	Sisters of Charity of Leavenworth Health System Ser 2003	0.25	01/07/10	28,695,000

	California Infrastructure & Economic Development Bank,
5,750	Le Lycee Francais de Los Angeles Ser 2006	0.25	01/07/10	5,750,000
12,450	Pacific Gas & Electric Ser 2009 D	0.18	01/04/10	12,450,000
1,600	Rand Corporation 2008 Ser B	0.24	01/04/10	1,600,000
16,855	SRI International Ser 2003 A	0.24	01/07/10	16,855,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE

	California State Department of Water Resources,
$26,405	Power Supply Ser 2002 B Subser B-6 & C-15	0.17%	01/07/10	$26,405,000
48,000	Power Supply Ser 2002 C Subser C-9, C-16 & C-17	0.15	01/07/10	48,000,000
34,765	Power Supply Ser 2002 C Subser C-10	0.23	01/07/10	34,765,000
6,000	Power Supply Ser 2002 C Subser C-18	0.24	01/07/10	6,000,000
2,800	Power Supply Ser 2005 F Subser F-4	0.20	01/04/10	2,800,000

	California Statewide Communities Development Authority,
4,100	Chevron USA Inc Ser 2002	0.17	01/04/10	4,100,000
17,000	Front Porch Communities & Services Ser 2007 B	0.20	01/07/10	17,000,000
4,750	John Muir Health Ser 2008 A	0.20	01/04/10	4,750,000
14,300	Kaiser Permanente Ser 2003 B	0.20	01/07/10	14,300,000
25,100	Kaiser Permanente Ser 2004 J & L	0.20	01/07/10	25,100,000
23,180	Rady Children’s Hospital Ser 2008 B & D	0.20	01/04/10	23,180,000
40,900	University of San Diego Ser 2005	0.22	01/07/10	40,900,000
8,825	Calleguas-Las Virgines Public Financing Authority, Municipal Water District Ser 2008 A	0.17	01/07/10	8,825,000

	East Bay Municipal Utility District,
5,000	Wastewater Sub Ser 2008 A	0.17	01/07/10	5,000,000
34,300	Water System Sub Ser 2007 A Eagle #20080018 Class A (AGM Insd)	0.23	01/07/10	34,300,000

	Eastern Municipal Water District,
43,620	Water & Sewer Ser 2008 A & D (COPs)	0.18	01/07/10	43,620,000
3,600	Water & Sewer Ser 2008 F (COPs)	0.20	01/07/10	3,600,000
15,300	Glendale Financing Authority, 2000 Police Building (COPs)	0.17	01/07/10	15,300,000

	Hillsborough,
9,300	Water & Sewer System Ser 2003 A (COPs)	0.17	01/07/10	9,300,000
9,440	Water & Sewer System Ser 2006 A (COPs)	0.17	01/07/10	9,440,000

	Irvine Assessment District,
7,227	No. 00-18, Improvement Bond Act 1915	0.20	01/04/10	7,227,000
3,770	No. 94-15, Improvement Bond Act 1915	0.20	01/04/10	3,770,000
6,800	No. 97-16, Improvement Bond Act 1915	0.20	01/04/10	6,800,000
1,500	No. 97-17, Improvement Bond Act 1915	0.20	01/04/10	1,500,000
2,400	Irvine Public Facilities & Infrastructure Authority, Capital Improvement Ser 1985 (COPs)	0.26	01/07/10	2,400,000
5,250	Irvine Ranch Water District, Cons Ser 2009 A	0.18	01/07/10	5,250,000

	JP Morgan Chase & Co.,
2,000	Peralta Community College Ser 2000 D PUTTERs Ser 3499Z (AGM Insd)	0.25	01/07/10	2,000,000
18,260	San Diego Public Facilities Financing Authority Water Ser 2009 B PUTTERs Ser 3504	0.25	01/07/10	18,260,000
21,915	Los Angeles, Wastewater System Sub Ser 2008 A	0.20	01/07/10	21,915,000
9,800	Los Angeles County Housing Authority, Multifamily Malibu Meadows 1998 Ser B	0.18	01/07/10	9,800,000
22,940	Los Angeles County Metropolitan Transportation Authority, Prop A First Tier Senior Sales Tax Ser 2008-A1	0.20	01/07/10	22,940,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE

	Los Angeles Department of Water & Power,
$31,900	Power System 2002 Ser A Subser A-6 & Ser A-5	0.20%	01/07/10	$31,900,000
14,500	Water System 2001 Ser B Subser B-1	0.15	01/07/10	14,500,000
7,800	Water System 2001 Ser B Subser B-2	0.18	01/04/10	7,800,000
1,200	Water System 2001 Ser B Subser B-3	0.17	01/07/10	1,200,000

	Los Angeles,
37,210	Wastewater System Sub Ser 2008 A	0.15	01/07/10	37,210,000
11,095	Wastewater System Sub Ser 2008 C	0.20	01/07/10	11,095,000
4,880	Los Rios Community College District, Election 2002 Ser C PUTTERs Ser 2972 (AGM Insd)	0.25	01/07/10	4,880,000

	Metropolitan Water District of Southern California,
7,500	Water 1997 Ser B	0.20	01/07/10	7,500,000
19,600	Water 1999 Ser C	0.24	01/07/10	19,600,000
31,060	Water 2000 Ser B-2	0.20	01/07/10	31,060,000
9,600	Water 2000 Ser B-4	0.17	01/07/10	9,600,000
5,300	Water 2001 Ser C-1	0.27	01/04/10	5,300,000
10,000	Water 2006 Ser A-1	0.15	01/07/10	10,000,000
4,045	Modesto, Multifamily Housing Shadowbrook Apartments Ser 2001 A	0.23	01/07/10	4,045,000
18,300	Mountain View, Villa Mariposa Multifamily 1985 Ser A	0.23	01/07/10	18,300,000
20,000	Newport Beach, Hoag Memorial Hospital Presbyterian Ser 2008 C	0.17	01/07/10	20,000,000
6,750	Orange County Water District, Ser 2003 A (COPs)	0.18	01/07/10	6,750,000
7,300	Pasadena, Ser 2008 (COPs)	0.18	01/07/10	7,300,000
2,940	Peralta Community College District, Election 2006 Ser B PUTTERs Ser 2682 (AGM Insd)	0.25	01/07/10	2,940,000
4,300	Rancho Water District Financing Authority, Ser 2008 B	0.21	01/07/10	4,300,000
1,200	Riverside County, 1985 Ser B (COPs)	0.20	01/07/10	1,200,000
10,895	Riverside County Asset Leasing Corporation, Southwest Justice Center Ser 2008 A	0.21	01/07/10	10,895,000
10,000	Sacramento County, Administration Center & Courthouse Ser 1990 (COPs)	0.29	01/07/10	10,000,000
4,450	Sacramento Regional County Sanitation District, Sub Lien Ser 2008 B	0.21	01/04/10	4,450,000
5,500	Sacramento Regional County Sanitation Districts Financing Authority, Sub Lien Ser 2008 E	0.20	01/07/10	5,500,000
10,300	Sacramento Transportation Authority, Measure A Sales Tax Ser 2009 A	0.20	01/07/10	10,300,000
1,400	San Bernardino County, 1996 Cap Imp Refinancing (COPs)	0.15	01/07/10	1,400,000
8,895	San Bernardino County Flood Control District Zone No 2, Judgment Ser 2008	0.21	01/07/10	8,895,000
10,000	San Bernardino County Housing Authority, Multifamily Raintree Apartments Ser 2005 A	0.20	01/07/10	10,000,000
6,350	San Diego County Regional Transportation Commission, Sales Tax 2008 Ser B	0.18	01/07/10	6,350,000
7,250	San Diego Redevelopment Agency, Centre City Tax Allocation Ser 2001 PUTTERs Ser 2985 (AGM Insd)	0.55	01/07/10	7,250,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
$26,450	San Francisco City & County Airports Commission, 2009 Second Ser 36-A	0.20%	01/07/10	$26,450,000
3,000	San Francisco City & County Finance Corporation, Moscone Center Ser 2008-1	0.21	01/07/10	3,000,000
12,005	San Jose Financing Authority, Lease Ser 2002 ROCs II-R Ser 11566 (BHAC Insd)	0.23	01/07/10	12,005,000
10,500	Santa Clara, Multifamily The Grove Garden Apartments Ser 1997 A	0.19	01/07/10	10,500,000
20,200	Santa Clara County Financing Authority, El Camino Hospital Ser 2009 A	0.17	01/07/10	20,200,000
26,275	Santa Clara Valley Transportation Authority, Sales Tax Ser 2008 C	0.15	01/07/10	26,275,000
5,860	Sequoia Union High School District, Ser 2005 B PUTTERs Ser 2905Z (AGM Insd)	0.25	01/07/10	5,860,000

	Southern California Public Power Authority,
6,820	Magnolia Power Project A Ser 2009-1	0.21	01/07/10	6,820,000
5,945	Mead Adelanto Ser 2008 A	0.20	01/04/10	5,945,000
5,000	Sunnyvale, Government Center Site Acquisition Ser 2009 A (COPs)	0.25	01/07/10	5,000,000
8,000	Torrance, Little Company of Mary Hospital-Torrance Memorial Medical Center Ser 1992	0.25	01/07/10	8,000,000
5,650	Turlock Irrigation District, Ser 1988 A	0.15	01/07/10	5,650,000
14,925	West Hills Community College District, Ser 2008 (COPs)	0.25	01/07/10	14,925,000
18,750	Western Municipal Water District Facilities Authority, Ser 2009 A	0.21	01/07/10	18,750,000
8,700	Whittier, Presbyterian Intercommunity Hospital Ser 2009 A	0.19	01/07/10	8,700,000
18,600	Whittier, Presbyterian Intercommunity Hospital Ser 2009 C	0.21	01/07/10	18,600,000

	Total California Tax-Exempt Short-Term Variable Rate Municipal Obligations (Cost $1,324,242,000)			1,324,242,000

				YIELD TO
				MATURITY
		COUPON	MATURITY	ON DATE OF
		RATE	DATE	PURCHASE

	California Tax-Exempt Commercial Paper (8.3%)
2,243	California Department of Water Resources, Ser 1	0.27%	03/18/10	0.27%	$2,243,000
14,290	California State University Institute, Ser A	0.25	02/01/10	0.25	14,290,000
30,000	Los Angeles Department of Water & Power, Power System	0.24	02/10/10	0.24	30,000,000
9,000	Riverside County Transportation Authority, Ser B	0.20	02/10/10	0.20	9,000,000
	San Diego County Water Authority,
19,000	Ser 1	0.28	01/11/10	0.28	19,000,000
14,000	Ser 1	0.23	01/15/10	0.23	14,000,000
9,900	Ser 1	0.28	02/04/10	0.28	9,900,000
9,500	Ser 2	0.25	01/07/10	0.25	9,500,000
5,120	San Francisco Airport Commission, San Francisco International Airport Ser 1997 B	0.34	02/04/10	0.34	5,120,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2009 (unaudited) continued

				YIELD TO
PRINCIPAL				MATURITY
AMOUNT IN		COUPON	MATURITY	ON DATE OF
THOUSANDS		RATE	DATE	PURCHASE			VALUE
	San Francisco County Transportation Authority,
$12,000	2004 Ser B	0.25%	01/11/10	0.25%			$12,000,000
3,150	2004 Ser B	0.32	02/08/10	0.32			3,150,000
4,100	2004 Ser B	0.30	03/03/10	0.30			4,100,000

	Total California Tax-Exempt Commercial Paper (Cost $132,303,000)						132,303,000

	California Tax-Exempt Short-Term Municipal Notes and Bonds (9.1%)
	California Community College Financing Authority,
28,500	Ser 2009 A TRANs dtd 07/21/09	2.00	06/30/10	0.95			28,645,996
12,485	Ser 2009 C TRANs dtd 08/11/09	2.50	06/30/10	1.18			12,565,499
7,000	Ser 2009 D TRANs dtd 08/11/09	2.25	06/30/10	1.25			7,034,172
38,250	California School Cash Reserve Program Authority, 2009-2010 Ser A (COPs) TRANs, dtd 07/06/09	2.50	07/01/10	0.60			38,608,086
14,000	Corona-Norca Unified School District, Ser 2009-10 TRANs, dtd 10/22/09	1.50	09/01/10	0.70			14,073,891
19,000	Los Angeles County Schools, Pooled 2009-2010 Ser A TRANs, dtd 07/01/09	2.50	06/30/10	0.85			19,153,242
4,700	Riverside County, Teeter Obligation 2009 Ser C, dtd 12/15/09	2.00	10/15/10	0.73			4,746,635
9,000	San Bernardino County, Ser 2009-10 TRANs, dtd 07/01/09	2.00	06/30/10	0.40			9,070,719
11,910	San Diego, 2009-2010 Ser B TRANs, dtd 07/01/09	2.00	01/29/10	0.52			11,923,402

	Total California Tax-Exempt Short-Term Municipal Notes and Bonds (Cost $145,821,642)						145,821,642

	Total Investments (Cost $1,602,366,642) (c)
			100.1%		1,602,366,642

	Liabilities in Excess of Other Assets
			(0.1)			(2,353,839)

	Net Assets			100.0%			$1,600,012,803

COPs	Certificates of Participation.
PUTTERs	Puttable Tax-Exempt Receipts.
ROCs	Reset Option Certificates.
TRANs	Tax Revenue Anticipation Notes.
(a)	Rate shown is the rate in effect at December 31, 2009.
(b)	Date on which the principal amount can be recovered through demand.
(c)	Cost is the same for federal income tax purposes.

Bond Insurance:
AGM	Assured Guaranty Municipal Corp.
BHAC	Berkshire Hathaway Assurance Corporation.

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Financial Statements

Statement of Assets and Liabilities
December 31, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $1,602,366,642)	$1,602,366,642
Cash	254,504
Interest receivable	1,762,320
Prepaid expenses and other assets	131,372

Total Assets	1,604,514,838

Liabilities:
Payable for:
Investments purchased	4,000,000
Investment advisory fee	228,241
Administration fee	68,341
Transfer agent fee	43,357
Shares of beneficial interest redeemed	202
Accrued expenses and other payables	161,894

Total Liabilities	4,502,035

Net Assets	$1,600,012,803

Composition of Net Assets:
Paid-in-capital	$1,599,947,761
Accumulated undistributed net investment income	70,116
Accumulated net realized loss	(5,074)

Net Assets	$1,600,012,803

Net Asset Value Per Share 1,599,926,556 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

Statement of Operations
For the six months ended December 31, 2009 (unaudited)

Net Investment Income:
Income
Interest	$2,256,447
Dividends from affiliate	1,314

Total Income	2,257,761

Expenses
Investment advisory fee	3,120,314
Distribution fee	882,605
Administration fee	441,303
Mutual fund insurance (Note 9)	263,624
Transfer agent fees and expenses	182,928
Professional fees	35,309
Custodian fees	34,904
Shareholder reports and notices	28,047
Registration fees	23,882
Trustees’ fees and expenses	23,164
Other	93,660

Total Expenses	5,129,740

Less: amounts waived/reimbursed	(2,972,254)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(1,166)

Net Expenses	2,156,320

Net Investment Income	101,441

Net Increase	$101,441

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	DECEMBER 31, 2009	JUNE 30, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$101,441	$19,600,419
Net realized gain	—	9,195

Net Increase	101,441	19,609,614

Dividends and Distributions to Shareholders from:
Net Investment Income	(88,265)	(19,750,195)
Net realized gain	—	(9,348)

Total Dividends and Distributions	(88,265)	(19,759,543)

Net decrease from transactions in shares of beneficial interest	(296,900,649)	(1,412,669,648)

Net Decrease	(296,887,473)	(1,412,819,577)
Net Assets:
Beginning of period	1,896,900,276	3,309,719,853

End of Period (Including accumulated undistributed net investment income of $70,116 and $56,940, respectively)	$1,600,012,803	$1,896,900,276

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2009 (unaudited)

1. Organization and Accounting Policies
Active Assets California Tax-Free Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to provide a high level of daily income which is exempt from federal and California income tax consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on July 10, 1991 and commenced operations on November 12, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. Investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four-year period ended June 30, 2009, remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2009 (unaudited) continued

assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through February 22, 2010, the date of issuance of these financial statements.
2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2009 (unaudited) continued

The following is the summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at fair value:

	FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Short-Term Investments
California Tax-Exempt Short-Term Variable Rate Municipal Obligations	$1,324,242,000	—	$1,324,242,000	—
California Tax-Exempt Commercial Paper	132,303,000	—	132,303,000	—
California Tax-Exempt Short-Term Municipal Notes and Bonds	145,821,642	—	145,821,642	—

Total	$1,602,366,642	—	$1,602,366,642	—

3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
4. Plan of Distribution
Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator, is the distributor of the Fund’s shares and in accordance with a Plan of Distribution (the “Plan”) pursuant to

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2009 (unaudited) continued

Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended December 31, 2009, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive all or a portion of the Fund’s shareholder distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended December 31, 2009, the Distributor waived $882,605 and the Investment Adviser waived $2,089,649. This waiver may be terminated at any time.
5. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the six months ended December 31, 2009, advisory fees paid were reduced by $1,166 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $1,314 for the six months ended December 31, 2009. During the six months ended December 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $75,800,000 and $75,800,000, respectively.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2009 aggregated $1,603,103,663 and $1,972,083,000, respectively. Included in the aforementioned transactions are purchases and sales of $66,660,000 and $19,550,000, respectively, with other Morgan Stanley funds.

During the month of September 2008, in order to provide liquidity to meet shareholder redemptions, an affiliate of the Investment Adviser purchased certain securities from the Fund at amortized cost plus accrued interest with a face value of $151,900,000. While these securities remained eligible to be held by the Fund, in order to provide the Fund with needed liquidity, the Investment Adviser sought and received “no action”

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2009 (unaudited) continued

relief from the Securities and Exchange Commission (“SEC”) staff. There were no reliable market quotes by which gains/losses could be estimated for the Fund’s affiliated sales. The net result of these transactions, including the purchase of the securities at amortized cost by the Adviser, had no impact to the Fund’s net asset value per share, net investment income and total return.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended December 31, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,807. At December 31, 2009, the Fund had an accrued pension liability of $54,774, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	DECEMBER 31, 2009	JUNE 30, 2009
	(unaudited)
Shares sold	2,382,701,049	8,802,315,288
Shares issued in reinvestment of dividends	87,825	19,753,485

	2,382,788,874	8,822,068,773
Shares redeemed	(2,679,689,523)	(10,234,738,421)

Net decrease in shares outstanding	(296,900,649)	(1,412,669,648)

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2009 (unaudited) continued

7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the six months ended December 31, 2009, the Fund did not have an expense offset.
8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of June 30, 2009, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and nondeductible expenses.
9. Guarantee Program for Money Market Funds
On September 29, 2008, the Trustees approved the participation by the Fund in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under this Program, the U.S. Treasury guaranteed investors of participating money market funds that they would receive $1.00 for each money market fund share held as of close of business on September 19, 2008.

Each money market fund paid a fee in order to participate in the Program. The Program went into effect for an initial three month term and was subsequently extended by the U.S. Treasury through September 18, 2009.
10. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends accounting standards codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund’s management is evaluating the implications of ASU 2010-06.

Active Assets California Tax-Free Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JUNE 30,
	DECEMBER 31, 2009		2009		2008		2007	2006		2005
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Net Income from investment operations	0.000	(1)	0.007		0.024		0.030	0.023		0.012
Less dividends from net investment income	0.000	(1)	(0.007	)(2)	(0.024	)(2)	(0.030)	(0.023)		(0.012)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Total Return	0.01	%(8)	0.66%		2.44%		3.02%	2.37%		1.17%
Ratios to Average Net Assets:
Total expenses (before expense offset)	0.24	%(3)(4)(5)(9)	0.46	%(3)(4)(5)	0.50	%(3)	0.55%	0.59	%(6)	0.62	%(6)
Net investment income	0.02	%(3)(4)(5)(9)	0.75	%(3)(4)(5)	2.26	%(3)	2.99%	2.42	%(6)	1.16	%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.01%		0.00	%(7)	—	—		—
Supplemental Data:
Net assets, end of period, in thousands	$1,600,013		$1,896,900		$3,309,720		$1,785,497	$1,317,004		$704,291

(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Markets Funds. This fee had an effect of 0.03% and 0.04% for the six months ended December 31, 2009 and for the year ended 2009, respectively (see Note 9).
(5)	If the Fund had borne all expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME (LOSS) RATIO
December 31, 2009	0.58%	(0.32%)
June 30, 2009	0.54	0.67

(6)	Does not reflect the effect of expense offset of 0.01%.
(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Active Assets California Tax-free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Active Assets California Tax-free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third

Active Assets California Tax-free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.
6. How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8a.m. and 8p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Active Assets California Tax-free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.
Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c) 2010 Morgan Stanley

MORGAN STANLEY FUNDS

Active AssetsCalifornia
Tax-Free Trust

Semiannual Report
December 31, 2009

AACSAN
IU10-00775P-Y12/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Active Assets California Tax-Free Trust

/s/ Randy Takian Randy Takian
Principal Executive Officer

February 18, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian Randy Takian
Principal Executive Officer

February 18, 2010

/s/ Francis Smith Francis Smith
Principal Financial Officer

February 18, 2010

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